Exhibit 99.1

Sept. 2026

NYSE American: PAAI

Paradium.AI

Investor Presentation

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Disclaimers

Forward Looking Statements

This Presentation of Paradium.AI (the "Company," "we," "our," and "us") contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements relate to future events or future performance and include, without limitation, statements concerning our business strategy, future revenues and income from continuing operations, anticipated yield growth and monetization improvements, cost reductions, debt reduction efforts, market growth, capital requirements, product introductions, expansion plans, our stock price relative to our peers and our share repurchase program (as disclosed in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 16, 2026 (the "2025 10-K") and in our other SEC filings and publicly available documents). Other statements contained in this Presentation that are not historical facts are also forward-looking statements. We have tried, wherever possible, to identify forward-looking statements by terminology such as "may," "will," "could," "should," "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," and other stylistic variants denoting forward-looking statements.

We caution investors that any forward-looking statements presented in this Presentation, or that we may make orally or in writing from time to time, are based on information currently available, as well as our beliefs and assumptions. The actual outcome related to forward-looking statements will be affected by known and unknown risks, trends, uncertainties, and factors that are beyond our control or ability to predict. Although we believe that our assumptions are reasonable, they are not guarantees of future performance, and some will inevitably prove to be incorrect. As a result, our actual future results can be expected to differ from our expectations, and those differences may be material. Accordingly, investors should use caution in relying on forward-looking statements, which are based only on known results and trends at the time they are made, to anticipate future results or trends. We detail other risks in our public filings with the Securities and Exchange Commission (the "SEC"), including in Part I, Item 1A, Risk Factors, in the 2025 10-K and in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 (the "Q2 10-Q"). The discussion in this Presentation should be read in conjunction with the consolidated financial statements and notes thereto included in Part II, Item 8 in the 2025 10-K and in Part I, Item 1 in the Q2 10-Q.

This Presentation and all subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date of this Presentation except as may be required by law.

Paradium.AI

OUR MISSION

To empower creators, media entrepreneurs, publishers and brands to perform at the speed and scale of AI.

Products and technologies we've invested in to better ourselves, like **InfoSentience**, **Cutter Studios** and **Encore** are turning internal tools into a new enterprise business. Anchored by our owned portfolio of iconic brands, including Parade, The Street, Men's Journal and Athlon Sports, we provide the tools, data and reach that enable businesses to serve and grow audiences and unlock long-term value.

Key Investment Highlights

A compelling opportunity at the intersection of premium media, AI technology and highly scalable workflows.

01

Proprietary AI Technology

AI tools that convert raw data into articles, transform long-form content into viral clips distributed through our platform and optimize yield through personalization.

Expands our total content output across platforms without increasing editorial overhead.

02

Multi-Platform Distribution

Maximizes reach through an optimized traffic model and growing syndication partner network.

Integrated monetization system optimized to deliver maximum revenue out of each visitor by serving the right ads and deals to the right audience.

03

Leveraging Premium IP

A powerful media portfolio built on iconic and trusted brands like Men's Journal, Parade, Athlon Sports, The Street and more.

Loyal audiences and built-in brand equity enable our ability to expand commerce, licensing and direct ad revenue.

04

Scalable Financial Model

Asset-light operating model with flexible cost structure in which creator pay scales with performance, keeping overhead low and margins high.

Efficient cash conversion provides capital to pay down debt, grow profits and fund future growth.

AthlonSports TheStreet Parade MEN'S JOURNAL SHOPHQ SURFER POWDER TRAVELHOST SKATEboarding

What Does Paradium.AI Do?

Trusted Brands

- Own iconic **sports, lifestyle** and **finance brands**, reaching 100M+ users/mo.
- Our in-house ad stack, with AI optimization, maximizes yield above market rates.
- Diversified revenue portfolio with growing affiliate commerce partnerships, data monetization and licensing & distribution.

AI Powered Content & Distribution

- **Entrepreneurial Publishing Model** drives creation on a variable cost model.
- Personalized recommendations, powered by AI, delivered directly to readers through newsletters, smart push alerts and social media extensions.

Enterprise Level Tools

- **InfoSentience** delivers zero-error content at scale, through automated content creation.
- **Cutter Studios,** an AI-powered production studio, expands reach by transforming video into a collection of distributable viral text and video assets.
- **Encore** optimizes yield, synthesizing real-time user intent to match each visitor with personalized content, ads or products.

TOTAL ADDRESSABLE MARKET: the global digital media market is projected to exceed $1.7T over the next 8-10 yrs.

Source: https://www.fortunebusinessinsights.com/digital-media-market-111627

Building Resilience

AI-powered search engines can provide answers on page and 68% of US Google searches now end without a single click to an external website[1] which decreases referral traffic and stresses the fixed cost burden of traditional editorial models.

Operational Agility

In 2024-2025, our Entrepreneurial Publishing Model transformed fixed editorial overhead to a powerful external workforce with directly aligned incentives, converting our largest cost component into a variable one. This entrepreneurial DNA underlies everything we do.

Expansion of high-margin, non-advertising revenue streams including commerce, syndication and licensing improved margins and accelerated diversification away from traffic dependent revenue sources.

Our new AI tools unlock new markets, customers and revenue sources to fuel growth while adhering to our asset-light model and flexible cost structure.

Growing Non-Ad Revenue Base



All Other
Digital Advertising
26%
74%
35%
65%
41%
59%
FY 2024
FY 2025
FY 2026 YTD (6-Months)

We believe our variable cost structure and diversified revenue base provided momentum in the past, and now represents stability and runway to accelerate our evolution.

1 https://aisearch.similarweb.com/blog/zero-click-marketing/

Paradium.AI

CUTTERSTUDIOS™

Our proprietary engine automates video production and distribution. It ingests long-form media and outputs ready-to-publish content, complete with captions and posts.

Paste Video Link

https://www.youtube.com/watch?v=0T5g...


Caroline Woods
Host, TheStreet
Will A Fed Rate Hike Hurt Stocks? Here's How To Position Now


THIS THAT
OR THE 10 YEAR TREASURY
Reels
BIGGER THREAT TO STOCKS

OPTIMIZED FOR:

- TikTok
- facebook
- Instagram
- YouTube
- And more...

News+ yahoo! finance msn

1. Paste your video.
2. Choose formats, platforms, and optional captions or articles.
3. Hit Start Process, and Cutter handles the rest.

Paradium.AI

CUTTERSTUDIOS™

Your Article, Everywhere. Every video produces articles — featured video, editorial intro, best-moments carousel. One click pushes it live. Then it rides Paradium's partnerships out to the rest of the web.

TheStreet



TheStreet
Citigroup, IBM and Micron Are Buys Into a September Fed Hike
Subscribe to our newsletters
Reach holiday shoppers across all of Google
A Telegraphed Hike Supports the Rotation
Related Articles
Billionaire Stanley Druckenmiller gets sharp response from Scott Bessent



TheStreet
Markets
Citigroup, IBM and Micron Are Buys Into a September Fed Hike
Citigroup (C), IBM (IBM) and Micron (MU) are attractive entries now if the September Fed decision delivers one moderate, well-telegraphed rate hike.
Apr 13, 2024 6:28 PM EDT
By TheStreet
Citigroup (C), IBM (IBM) and Micron (MU) are the preferred stock picks for a near-term Federal Reserve rate hike, with FedWatch Advisors founder and CIO Ben Emmons saying each remains an attractive entry point before the September Fed decision. His base case is one hike, not an aggressive tightening cycle, followed by moderating inflation and a continuing bull market.

yahoo!finance



Citigroup, IBM and Micron Are Buys Into a September Fed Hike
RATE HIKE COMING?
A Telegraphed Hike Supports the Rotation
The Stock List Favors Banks, AI Diversification and Semiconductors



Citigroup, IBM and Micron Are Buys Into a September Fed Hike
RATE HIKE COMING?
A Telegraphed Hike Supports the Rotation

Paradium.AI

INFOSENTIENCE

Automated natural language generation: turning structured enterprise data into accurate, publish-ready, hallucination-free narratives at scale.

Market & Finance

Turn live data into always-accurate daily market stories, with earnings recaps, performance and personalized portfolio updates.



S&P 500 +1.24%
Nasdaq +1.56%
AAPL +2.41%
TheStreet
Markets Closed Higher as Tech Leads the Way
Earnings Recap

REAL-TIME DATA / ALWAYS-ON / PERSONALIZED

Sports Coverage

Auto-generate game recaps across every match, not just the marquee ones.



NFL
FINAL
Bengals 24
Patriots 17
Bengals Edge Patriots in a Close Game
Game Recap

MORE GAMES / MORE MARKETS / NO EXTRA HEADCOUNT

Enterprise B2B

A licensable product for verticals like finance, sports, betting, health-tech, and more. Unlocking new revenue streams.



Finance
Sports
Betting
Health-Tech
And More

NEW VERTICALS / NEW PARTNERSHIPS / NEW REVENUE

Paradium.AI

INFOSENTIENCE

Five ways to monetize the same underlying engine: small-league coverage, high school, fantasy, betting and syndicated pro content.

Use Cases:

- **Underserved-League Game Recaps**
  Box scores & match reports for smaller leagues, from minor leagues to youth sports.
- **High School Sports at Scale**
  Licensed to prep-sports platforms or local media groups for hyperlocal coverage, without extra staff.
- **Fantasy Sports Recap**
  Personalized, data-driven summaries per team/ matchup. An API for fantasy platforms.
- **Betting & Prop-Bet Context**
  Real-time, stat-grounded blurbs for sportsbooks and betting media.
- **Pro Recap Syndication**
  Turn internal recaps into a licensable feed for publishers, team sites, and leagues.



MAXPREPS
Football Recap: Bloomington North Finds Playoff Glory Versus Terre Haute North Vigo
Football Recap: Bloomington North Cougars vs. Terre Haute North Vigo Patriots
By Team Reports
Suggested Video
It's playoff time, and Bloomington North had no trouble coming through when it counted. They enjoyed a cozy 27-13 victory over the Terre Haute North Vigo Patriots. That result was just more of the same for these two, as the Cougars also won the last time the pair played back in September.
AthlonSports
MLB
New York Mets at Miami Marlins MLB Prediction, Picks & Odds for Sept. 8, 2026
A comprehensive preview, including betting odds and predictions, for the MLB game between the New York Mets and Miami Marlins on Sept. 8, 2026.
Follow +

Paradium.AI

encore

Encore maximizes audience revenue for Paradium.AI by leveraging first-party signals to personalize user experiences through targeted content, offers and formats.

MACHINE GENERATED
Content Analysis
NLP • Pre-Bid • IAB Categories • Sentiment

PROPRIETARY
Data Collection
Newsletters • Subscriptions • Surveys • Commenting
Ecommerce & Affiliate

BEHAVIORAL
Engagement Signals
Recency & Frequency • Ad Clicks • Time on Page
Referral Source • Widget Engagement • PV completion

DATA
Enrichment
Look-A-Like Modeling • Clean Rooms
Affiliate / Ecommerce • Data Ingestion


ENCORE
Monetization & Personalization Engine

RIGHT OFFER
Highest value.
Best fit.

RIGHT FORMAT
The experience they prefer.

RIGHT CONTENT
Relevant. Timely.
On-brand.

MORE VALUE.
MORE REVENUE.
SAME AUDIENCE.

Paradium.AI

The Growth Playbook: Scaling the Entire Ecosystem

We are harnessing the full creative potential of our product and engineering teams to deliver a company built to perform into the future.

01 / B2B

Commercial Execution & B2B Expansion

Bringing our proprietary tools—InfoSentience, Cutter Studios and Encore—to market.

Licensing our tech to external creators, publishers and enterprises to drive sticky, high-margin, incremental revenue.

02 / M&A

The Media M&A "Plug-and-Play" Model

Acquiring distressed or legacy media properties at attractive valuations and plugging them into our hyper-efficient infrastructure.

Combining acquired brands with our variable-cost EP model and AI automation to instantly multiply margin profiles.

03 / TECH

Strategic Technology Expansion

Opportunistically acquiring and developing new AI technologies to expand our product suite.

Expanding our toolkit ensures that we remain at the bleeding edge of content creation and monetization.

04 / CASH

Cash Flow & De-leveraging

Translating our tech-driven operating leverage into robust free cash flow.

Using cash generation to systematically reduce our debt leverage, strengthen the balance sheet and increase financial flexibility.

Paradium.AI is a highly scalable engine with continuously evolving technology purpose-built to capture value in the next era of digital media.

Selected Financial Information

Revenue, Profit and Margin

$(M)	FY 2025	Q2'26 YTD (6-months)
Revenue	$134.83	$42.59
Gross Profit	$68.35	$15.75
Gross Margin	50.7%	37.0%
Income/(Loss)[1]	$28.61	-$2.83
Income %	21.2%	-6.7%
Adjusted EBITDA[2]	$51.51	$6.11
EBITDA %	38.2%	14.3%

Balance Sheet

$(M)	12/31/2025	6/30/2026
Cash	$10.3	$11.2
Current Assets	$35.6	$32.4
Total Assets	$112.6	$106.1
Current Liabilities	$17.0	$13.7
Total Liabilities	$117.4	$113.7
Working Capital	$18.6	$18.8

1 Income/(loss) from continuing operations
2 See Appendix for reconciliation of Adjusted EBITDA to net income/(loss)

Capital Structure as of Q2 2026

Capitalization - June 30, 2026

Cash ($M):	$11.2
Debt ($M):	$97.7
Share Price ($):	$1.17
Shares Outstanding (M):	47.6
Equity Capitalization ($M):	$55.7
Enterprise Value ($M):	$142.2

Common Stock Ownership


27.9%
1%
5.0%
66.1%
Simplify Inventions, LLC
MBX Capital AREN LLC
Management & Directors
Public Float

Paradium.AI

Management



Paul Edmondson
Chief Executive Officer

Microsoft
HubPages



Alex Wasserburger
SVP, General Counsel

GRADIENT FINANCIAL GROUP, LLC
iMEDIA BRANDS



Chris Hunter
President

USA TODAY
The Weather Channel
yahoo!
IBM



Michael McCracken
Head of Product

Parade
AthlonSports



Geoffrey Wait
Principal Financial Officer

AAM
Grant Thornton



Tim Martin
Head of Engineering

Locality
HubPages



Miles Stiverson
Head of Commerce

.dash
the knot
meredith



Stephanie Mazzamaro
Head of Programmatic, Addressability & Ops

TMB
Forbes
univision

Paradium.AI

Paradium.AI

Contacts

Paul Edmondson
paul@paradium.ai

Chris Hunter
chris.hunter@paradium.ai

Geoffrey Wait
geoffrey.wait@paradium.ai

Morgan Fitzgerald
morgan.fitzgerald@paradium.ai

Investor Contact

Rob Fink
FNK IR
646-809-4048
paai@fnkir.com

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Appendix

ADJUSTED EBITDA RECONCILIATION ($K)	FY'25	Q2'26 YTD (6-months)
Net income (loss)	124,858	-2,834
(Income) loss from discontinued operations	96,250	0
Income (loss) from continuing operations	28,608	-2,834
Add:		
Interest expense, net	11,358	4,871
Income Tax Provision (Benefit)	520	-212
Depreciation and amortization	8,887	3,929
Stock-based compensation	485	109
Liquidated damages	305	151
Employee restructuring expenses	1,344	0
Other	0	97
Adjusted EBITDA	51,507	6,111

Non-GAAP Financial Measures

We report our financial results in accordance with generally accepted accounting principles in the United States of America ("GAAP"); however, management believes that certain non-GAAP financial measures provide users of our financial information with useful supplemental information that enables a better comparison of our performance across periods. We believe Adjusted EBITDA provides visibility to the underlying continuing operating performance by excluding the impact of certain items that are noncash in nature or not related to our core business operations. We calculate Adjusted EBITDA as net income (loss) as adjusted for loss from discontinued operations, with additional adjustments for interest expense (net), income taxes, depreciation and amortization, stock-based compensation, liquidated damages, loss on impairment of assets, employee restructuring payments, and acquisition related fair-value adjustments labeled as "other" in the table. Our non-GAAP measure may not be comparable to similarly titled measures used by other companies, have limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Additionally, we do not consider our non-GAAP measures as superior to, or a substitute for, the equivalent measures calculated and presented in accordance with GAAP. Some of the limitations are that our presentation of Adjusted EBITDA:

- does not reflect interest expense and financing fees, or the cash required to service our debt, which reduces cash available to us;
- does not reflect income tax provision or benefit, which is a noncash income or expense;
- does not reflect depreciation and amortization expense and, although this is a noncash expense, the assets being depreciated may have to be replaced in the future, increasing our cash requirements;
- does not reflect stock-based compensation and, therefore, does not include all of our compensation costs;
- does not reflect the change in valuation of contingent consideration and, although this is a noncash income or expense, the change in the valuations each reporting period is not impacted by our actual business operations but is instead strongly tied to the change in the market value of our common stock;
- does not reflect liquidated damages and, therefore, does not include future cash requirements if we repay the liquidated damages in cash instead of shares of our common stock (which the investor would need to agree to);
- does not reflect any losses from the impairment of assets, which is a noncash operating expense;
- does not reflect any losses from the sale of assets, which is a noncash operating expense;
- does not reflect the employee retention credits recorded by us for payroll related tax credits under the CARES Act;
- does not reflect payments related to employee severance and employee restructuring changes for our former executives;
- does not reflect the professional and vendor fees incurred by us for services provided by consultants, accountants, lawyers, and other vendors, which services were related to certain types of events that are not reflective of our business operations; and
- may not reflect proper non direct cost allocations.